                      PEOPLES-SIDNEY FINANCIAL CORPORATION
                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Peoples-Sidney Financial Corporation (the "Corporation") on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Douglas Stewart, the President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.




                          /s/ Douglas Stewart
                          -----------------------------------
                          Douglas Stewart, President and Chief Executive Officer

                             Date: Novermber 8, 2002





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